UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  June 25, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of April 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-1 Home Equity Mortgage Pass-Through Certificates, Series 2004-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-25              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On June 25, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 25, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-2
Home Equity Mortgage Pass-Through Certificates, Series 2004-2
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: July 2, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2004




Exhibit 99.1
Monthly Certificateholder Statement on June 25, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 2
                           Statement to Certificate Holders
                                  June 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       254,100,000.00    243,203,984.86    10,585,869.87     278,536.12    10,864,405.99     0.00         0.00    232,618,114.99
M1        28,875,000.00     28,875,000.00             0.00      41,026.56        41,026.56     0.00         0.00     28,875,000.00
M2        23,100,000.00     23,100,000.00             0.00      44,756.25        44,756.25     0.00         0.00     23,100,000.00
B1        13,200,000.00     13,200,000.00             0.00      34,100.00        34,100.00     0.00         0.00     13,200,000.00
B2         5,750,000.00      5,750,000.00             0.00      16,092.01        16,092.01     0.00         0.00      5,750,000.00
B3A        2,475,000.00      2,475,000.00             0.00      10,336.56        10,336.56     0.00         0.00      2,475,000.00
B3F        2,500,000.00      2,500,000.00             0.00      15,260.42        15,260.42     0.00         0.00      2,500,000.00
P                100.00            100.00             0.00      45,368.56        45,368.56     0.00         0.00            100.00
AR               100.00              0.00             0.00           0.00             0.00     0.00         0.00              0.00
ARL              100.00              0.00             0.00           0.00             0.00     0.00         0.00              0.00
TOTALS   330,000,300.00    319,104,084.86    10,585,869.87     485,476.48    11,071,346.35     0.00         0.00    308,518,214.99

AIO      127,050,000.00    121,601,992.43             0.00     192,536.49       192,536.49     0.00         0.00    116,309,057.50
X1       330,000,000.00    319,103,984.86             0.00           0.00             0.00     0.00         0.00    310,121,604.72
X2                 0.00              0.00             0.00           0.00             0.00     0.00         0.00              0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
--------------------------------------------------------------------------------------------------          ----------------------
A1       22541SEN4       957.11918481     41.66025136   1.09616734   42.75641869          915.45893345     A1         1.330000 %
M1       22541SER5     1,000.00000000      0.00000000   1.42083325    1.42083325        1,000.00000000     M1         1.650000 %
M2       22541SES3     1,000.00000000      0.00000000   1.93750000    1.93750000        1,000.00000000     M2         2.250000 %
B1       22541SET1     1,000.00000000      0.00000000   2.58333333    2.58333333        1,000.00000000     B1         3.000000 %
B2       22541SEU8     1,000.00000000      0.00000000   2.79861043    2.79861043        1,000.00000000     B2         3.250000 %
B3A      22541SFZ6     1,000.00000000      0.00000000   4.17638788    4.17638788        1,000.00000000     B3A        4.850000 %
B3F      22541SGA0     1,000.00000000      0.00000000   6.10416800    6.10416800        1,000.00000000     B3F        7.325000 %
P        22541SEV6     1,000.00000000      0.00000000       ######         #####        1,000.00000000     P          8.679689 %
AR       22541SEQ7         0.00000000      0.00000000   0.00000000    0.00000000            0.00000000     AR         8.679689 %
ARL      22541SFY9         0.00000000      0.00000000   0.00000000    0.00000000            0.00000000     ARL        8.679689 %
TOTALS                   966.98119626     32.07836438   1.47113951   33.54950389          934.90283188

AIO      22541SEP9       957.11918481      0.00000000   1.51543872    1.51543872          915.45893349     AIO        1.900000 %
X1       22541SEW4       966.98177230      0.00000000   0.00000000    0.00000000          939.76243855     X1         0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                TAOHEED A. AGBABIAKA
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004-2477
                              Tel: (212) 623-4481
                               Fax: 212) 623-5858
                      Email: taoheed.agbabiaka@jpmorgan.com

Sec. 4.06(a)(i)          Principal Remittance Amount                                                                8,982,380.14

                         Scheduled Principal Payments                                                                 468,794.96

                         Principal Prepayments                                                                      8,367,389.44

                         Curtailments                                                                                 111,679.34

                         Curtailment Interest Adjustments                                                                  14.81

                         Repurchase Principal                                                                          34,501.59

                         Substitution Amounts                                                                               0.00

                         Net Liquidation Proceeds                                                                           0.00

                         End of Pre-Funding Period Transfer                                                        16,469,215.00

                         Other Principal Adjustments                                                                        0.00

                         Gross Interest                                                                             2,453,924.36

                         Recoveries from Prior Loss Determinations                                                          0.00

                         Reimbursements of Non-Recoverable Advances Previously Made                                     1,644.50

                         Recovery of Reimbursements Previously Deemed Non-Recoverable                                       0.00

Prepayment Penalties     Number of Loans with Respect to which Prepayment Penalties were Collected                            27

                         Balance of Loans with Respect to which Prepayment Penalties were Collected                 1,308,234.85

                         Amount of Prepayment Penalties Collected                                                      45,367.84

Sec. 4.06(a)(iv)         Beginning Number of Loans Outstanding                                                               262

                         Beginning Aggregate Loan Balance                                                         319,104,081.31

                         Ending Number of Loans Outstanding                                                                6,783

                         Ending Aggregate Loan Balance                                                            310,121,701.17

Sec. 4.06(a)(v)          Servicing Fees (Including Credit Risk Manager Fees)                                          137,913.11

                         Trustee Fees                                                                                   2,659.20

Sec. 4.06(a)(vii)        Current Advances                                                                                    N/A

                         Aggregate Advances                                                                                  N/A

Section 4.06(a)(viii)    Delinquent Mortgage Loans
                                                 Group 1
                                                                                          Principal
                                                Category              Number               Balance
                                                1 Month                        32            1,492,345.42
                                                2 Month                        15              891,997.55                  0.29 %
                                                3 Month                         8              473,314.83                  0.15 %
                                                 Total                         55            2,857,657.80                  0.92 %
                         * Delinquent Bankruptcies are included in the table above.

                         Bankruptcies
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           7              233,007.63                 0.08 %
                                                * Only Current Bankruptcies are reflected in the table above.

                         Foreclosures
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %

Section 4.06(a)(xi)      REO Properties
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %

Section 4.06(a)(xii)     Current Realized Losses                                                                             0.00

                         Cumulative Realized Losses - Reduced by Recoveries                                                  0.00

Sec. 4.06 (a)(xiv)       Amount on Deposit in Pre-Funding Account                                                            0.00

Sec. 4.06 (a)(xiv)       Capitalized Interest Requirement                                                                    0.00

Sec. 4.06 (a)(xiv)       Weighted Average Net Mortgage Rate                                                             8.67969 %

Sec. 4.06 (a)(xiv)       Net Excess Spread                                                                              0.92423 %

Trigger Event            Trigger Event Occurrence (Effective May 2007)                                                         NO
                         (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                         Rolling 3 Month Delinquency Rate                                                               0.35467 %
                         Sr. Enhancement Percentage x 16%                                                               3.99861 %
                                                OR
                         (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                         Cumulative Loss % of Original Aggregate Collateral Balance                                        0.00 %
                         Cumulative Loss Limit                                                                             8.00 %

O/C Reporting            Targeted Overcollateralization Amount                                                      12,705,011.55
                         Ending Overcollateralization Amount                                                         1,603,486.18
                         Ending Overcollateralization Deficiency                                                    11,101,525.37
                         Overcollateralization Release Amount                                                                0.00
                         Monthly Excess Interest                                                                     1,603,486.25
                         Payment to Class X-1                                                                                0.00

